UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2018

Cabot Microelectronics Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification No.)
of incorporation)

870 Commons Drive
Aurora, Illinois	60504
(Address of principal	(Zip Code)
executive office)

(630) 375-6631

(Registrant’s telephone number, including area code)

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01                                           Other Events.

On August 15, 2018, Cabot Microelectronics Corporation, a Delaware corporation (“Cabot Microelectronics”) and KMG Chemicals, Inc., a Texas corporation (“KMG”) issued a joint press release (the “Joint Press Release”) announcing the entry into a definitive agreement pursuant to which Cabot Microelectronics will acquire KMG, on the terms and conditions contained therein.  A copy of the Joint Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, on August 15, 2018, Cabot Microelectronics made available a slide presentation (the “Investor Presentation”) related to the pending acquisition.  A copy of the Investor Presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Joint Press Release, dated August 15, 2018.
99.2	Cabot Microelectronics Corporation Investor Presentation, dated August 15, 2018.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Joint Press Release, dated August 15, 2018.
99.2	Cabot Microelectronics Corporation Investor Presentation, dated August 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2018	CABOT MICROELECTRONICS CORPORATION

	By:	/s/ Scott D. Beamer
Scott D. Beamer
Vice President and Chief Financial Officer